UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 26, 2005
Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 284-3000

Item 2.02	Results of Operations and Financial Condition

On April 26, 2005, Meredith Corporation issued a news release reporting earnings for the third fiscal quarter and nine months ended March 31, 2005. The related conference call script is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99

Conference call script of conversation with analysts on April 26, 2005 concerning news release of the same date which reported earnings for the third fiscal quarter and nine months ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	April 26, 2005

Index to Exhibits

Exhibit Number	Item

99

Conference call script of conversation with analysts on April 26, 2005 concerning news release of the same date which reported earnings for the third fiscal quarter and nine months ended March 31, 2005.